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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2005

IMAGENETIX, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	033-24138-D	87-0463772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16935 West Bernardo Drive, Suite 101, San Diego, California		92127
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (858) 674-8455

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

        The Company announced in a press release dated January 19, 2005 that on January 19, 2005 it completed its previously announced private placement of units, each unit consisting of 50,000 shares of its common stock for a purchase price of $60,000. The Company sold a total of 1,672,500 shares for an aggregate purchase price of $2,007,000 or $1.20 per share. A placement agent assisted the Company with the private placement under the terms of an agency agreement between the Company and the placement agent.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits:

  99.1
  Press release, dated January 19, 2005

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2005	IMAGENETIX, INC.
	By:	/s/ WILLIAM P. SPENCER William P. Spencer Chairman of the Board, Chief Executive Officer and Chief Financial Officer

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  Item 3.02. Unregistered Sales of Equity Securities
  Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE